Exhibit 99.3
VALEANT AND BIOVAIL COMPLETE MERGER
Mississauga, ON, Canada — September 28, 2010 — Valeant Pharmaceuticals International, Inc. (NYSE/TSX: VRX) today announced the completion of the merger of Biovail Corporation (“Biovail”) and Valeant Pharmaceuticals International (“Valeant”) following the approval of the merger by shareholders of both companies.
The combined company is called Valeant Pharmaceuticals International, Inc. Under the terms of the merger agreement, Valeant stockholders will receive, for each share of Valeant common stock outstanding immediately prior to the merger, 1.7809 Biovail common shares. The combined company will trade under the symbol “VRX” on the NYSE and the TSX.
As contemplated by the merger agreement, Valeant’s Board of Directors declared a one-time special cash dividend of $16.77 per share to Valeant stockholders on September 27, 2010. Each Valeant stockholder of record as of the close of business on September 27, 2010 will be paid $16.77 per share of Valeant common stock pursuant to the pre-merger special dividend.
About Valeant Pharmaceuticals International, Inc.
Valeant Pharmaceuticals International, Inc. (NYSE/TSX: VRX) is a multinational specialty pharmaceutical company that develops, manufactures and markets a broad range of pharmaceutical products primarily in the areas of neurology, dermatology and branded generics. More information about Valeant Pharmaceuticals International, Inc. can be found at www.valeant.com.
Caution Regarding Forward-Looking Information and “Safe Harbor” Statement
To the extent any statements made in this document contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and may be forward-looking information as defined under applicable Canadian securities legislation (collectively, “forward-looking statements”).
These forward-looking statements relate to, among other things, the expected benefits of the proposed merger such as efficiencies, cost savings, tax benefits, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of the combined company; the expected timing of the completion of the transaction; and the expected payment of a one-time cash dividend. Forward-looking statements can generally be identified by the use of words such as “believe”, “anticipate”, “expect”, “estimate”, “intend”, “continue”, “plan”, “project”, “will”, “may”, “should”, “could”, “would”, “target”, “potential”

and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Although certain of these statements set out herein are indicated above, all of the statements in this filing that contain forward-looking statements are qualified by these cautionary statements. Although Valeant believes that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making forward-looking statements, including, but not limited to, factors and assumptions regarding the items outlined above. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: the possibility that the anticipated benefits and synergies from the proposed merger cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of Valeant and Biovail operations will be greater than expected; the ability of the combined company to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the impact of legislative, regulatory, competitive and technological changes; the risk that the credit ratings of the combined company may be different from what the companies expect; and other risk factors relating to the pharmaceutical industry, as detailed from time to time in each of Valeant’s and Biovail’s reports filed with the Securities and Exchange Commission (“SEC”) and, in Biovail’s case, the Canadian Securities Administrators (“CSA”).
Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found in the body of this filing, as well as under Item 1.A. in each of Valeant’s and Biovail’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, and Item 1.A in each of Valeant’s and Biovail’s most recent Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010. Valeant cautions that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to Valeant, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. Valeant does not undertake any obligation to update or revise any forward-looking statement, except as may be required by law.
Contact Information:

Contact for Valeant	Contact for Biovail
Laurie W. Little	Nelson Isabel
949-461-6002	905-286-3250
laurie.little@valeant.com	nelson.isabel@biovail,com